UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

MarketAxess Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 813-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.003 per share	MKTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 7, 2023, MarketAxess Holdings Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). A total of 34,890,401 shares of common stock were present or represented by proxy at the 2023 Annual Meeting, representing 93.33% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 — Election of Directors. The results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Richard M. McVey	33,077,416	823,255	7,202	982,528
Christopher R. Concannon	33,650,742	230,903	26,228	982,528
Nancy Altobello	32,615,004	1,285,663	7,206	982,528
Steven L. Begleiter	33,668,485	232,103	7,285	982,528
Stephen P. Casper	32,086,484	1,814,180	7,209	982,528
Jane Chwick	33,486,047	414,571	7,255	982,528
William F. Cruger	32,770,809	1,129,804	7,260	982,528
Kourtney Gibson	33,652,757	247,179	7,937	982,528
Richard G. Ketchum	33,677,637	223,030	7,206	982,528
Emily Portney	33,819,649	80,998	7,226	982,528
Richard L. Prager	32,414,195	1,486,570	7,108	982,528

Proposal 2 — Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The results were as follows:

For	Against	Abstain
31,993,356	2,818,750	78,295

Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
31,343,829	1,263,949	1,300,095	982,528

Proposal 4 — Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results are below. One year received the greatest number of votes. Based on these results, and consistent with the Board’s recommendation, the Board has determined that the Company will hold an advisory vote on the compensation of its named executive officers on an annual basis until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of its named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
33,586,239	2,433	306,382	12,819	982,528

For more information on the 2023 Annual Meeting and the foregoing proposals, see the Company’s 2023 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: June 9, 2023	By:	/s/ Scott Pintoff
		Name:	Scott Pintoff
		Title:	General Counsel and Secretary

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